As filed with the Securities and Exchange Commission on March 27, 1997.

                                                              File Nos. 33-47613
                                                                        811-6657



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                       Pre-Effective Amendment No. __                      [ ]


                       Post-Effective Amendment No. 5                      [X]


                                  and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940                               [X]


                               Amendment No. 6                             [X]
                        (Check appropriate box or boxes)


                         PIONEER SHORT-TERM INCOME TRUST
                         -------------------------------
               (Exact name of registrant as specified in charter)


            60 State Street, Boston, Massachusetts               02109
            --------------------------------------              --------
            (Address of principal executive office)             Zip Code


       Registrant's Telephone Number, including Area Code: (617) 742-7825


                             Joseph P. Barri, Esq.,
                                Hale and Dorr LLP
                        60 State Street, Boston, MA 02109
                        ---------------------------------
                     (Name and address of agent for service)


It is proposed that this filing will become effective:


[X] on March 30, 1997 pursuant to paragraph (b) of Rule 485

         Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice for its fiscal year ending November 30, 1996 on or about January 28, 1997.

                         PIONEER SHORT-TERM INCOME TRUST


                           CLASS A AND CLASS B SHARES

            Cross-Reference Sheet Showing Location in Prospectus and
                     Statement of Additional Information of
             Information Required by Items of the Registration Form

                                                Location in Prospectus
                                                    or Statement of
Form N-1A Item Number and Caption               Additional Information


1.    Cover Page                       Prospectus - Cover Page

2.    Synopsis                         Prospectus - Expense Information

3.    Condensed Financial
         Information                   Prospectus - Financial Highlights

4.    General Description of
         Registrant                    Prospectus - Investment Objective and
                                         Policies; The Trust

5.    Management of the Fund           Prospectus - Management of the Trust

6.    Capital Stock and Other          Prospectus - Investment Objective and
         Securities                     Policies; The Trust

7.    Purchase of Securities Being
         Offered                       Prospectus - Trust Share Alternatives;
                                         How to Buy Trust Shares; Shareholder
                                         Services; Distribution Plans

8.    Redemption or Repurchase         Prospectus - Trust Share Alternatives;
                                         How to Sell Trust Shares; Shareholder
                                         Services

9.    Pending Legal Proceedings        Not Applicable

10.   Cover Page                       Statement of Additional Information -
                                         Cover Page

11.   Table of Contents                Statement of Additional Information -
                                         Cover Page

12.   General Information and History  Statement of Additional Information -
                                         Cover Page; Description of Shares

13.   Investment Objectives and        Statement of Additional Information -
        Policies                         Investment Policies and Restrictions

14.   Management of the Fund           Statement of Additional Information -
                                         Management of the Trust; Investment
                                         Adviser

15.   Control Persons and Principal
         Holders of Securities         Statement of Additional Information -
                                         Management of the Trust

16.   Investment Advisory and
         Other Services                Statement of Additional Information -
                                         Management of the Trust; Investment
                                         Adviser; Shareholder Servicing/Transfer
                                         Agent; Underwriting Agreement and
                                         Distribution Plans; Custodians;
                                         Independent Accountants

17.   Brokerage Allocation and
         Other Practices               Statement of Additional Information -
                                         Portfolio Transactions

18.   Capital Stock and Other
           Securities                  Statement of Additional Information -
                                         Description of Shares; Certain
                                         Liabilities

19.   Purchase Redemption and Pricing
        of Securities Being Offered    Statement of Additional Information -
                                         Determination of Net Asset Value;
                                         Letter of Intention; Systematic
                                         Withdrawal Plan

20.   Tax Status                       Statement of Additional Information -
                                         Tax Status

21.   Underwriters                     Statement of Additional Information -
                                         Principal Underwriter; Underwriting
                                         Agreement and Distribution Plans

22.   Calculation of Performance
        Data                           Statement of Additional Information -
                                         Investment Results

23.   Financial Statements             Balance Sheet; Report of Independent
                                         Public Accountants

                                                                  [Pioneer logo]
PIONEER
SHORT-TERM INCOME
TRUST


CLASS A AND CLASS B SHARES
PROSPECTUS
MARCH 27, 1997


      Pioneer Short-Term Income Trust (the "Trust") seeks a high level of current income consistent with a relatively high level of principal stability. The Trust is a diversified open-end investment company.


      In seeking to achieve its investment objective, the Trust invests primarily in high grade, short-term debt securities, including securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities and other debt securities of U.S. and foreign issuers. The Trust invests only in securities with remaining maturities of five years or less. Under normal circumstances, the Trust will maintain a dollar-weighted average maturity of not more than three years. See "Investment Objective and Policies" in this Prospectus.


      The Trust is designed for investors seeking:

      [bullet] a higher level of current income than normally provided by money market investments; and

      [bullet] less price volatility than investments in intermediate and long-term fixed income securities.

      Unlike certain money market instruments, an investment in the Trust is neither insured nor guaranteed and its net asset value will fluctuate. The Trust's yield will normally be more sensitive to interest rate fluctuations than that of a fund investing primarily in securities with intermediate or long-term remaining maturities.

      THE VALUE OF YOUR ACCOUNT UPON REDEMPTION MAY BE MORE OR LESS THAN YOUR PURCHASE PRICE. SHARES IN THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


      This Prospectus provides the information about the Trust that you should know before investing. Please read and retain it for your future reference. More information about the Trust is included in the Statement of Additional Information also dated March 27, 1997, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109. Additional information about the Trust has also been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

                             TABLE OF CONTENTS                        PAGE
          --------------------------------------------------------    ----
I.         EXPENSE INFORMATION   .................................     2
II.        FINANCIAL HIGHLIGHTS  .................................     3
III.       INVESTMENT OBJECTIVE AND POLICIES    ..................     5
IV.        MANAGEMENT OF THE TRUST  ..............................     7
V.         TRUST SHARE ALTERNATIVES    ...........................     8
VI.        SHARE PRICE  ..........................................     8
VII.       HOW TO BUY TRUST SHARES  ..............................     9
VIII.      HOW TO SELL TRUST SHARES    ...........................    12
IX.        HOW TO EXCHANGE TRUST SHARES   ........................    13
X.         DISTRIBUTION PLANS    .................................    14
XI.        DIVIDENDS, DISTRIBUTIONS AND TAXATION   ...............    15
XII.       SHAREHOLDER SERVICES  .................................    15
            Account and Confirmation Statements    ...............    15
            Additional Investments  ..............................    16
            Automatic Investment Plans ...........................    16
            Financial Reports and Tax Information  ...............    16
            Distribution Options    ..............................    16
            Directed Dividends   .................................    16
            Direct Deposit    ....................................    16
            Voluntary Tax Withholding  ...........................    16
            Telephone Transactions And Related Liabilities  ......    16
            FactFone(SM)  ........................................    16
            Retirement Plans  ....................................    17
            Telecommunications Device For The Deaf (TDD)   .......    17
            Systematic Withdrawal Plans   ........................    17
            Reinstatement Privilege (Class A Shares Only)   ......    17
XIII.      THE TRUST    ..........................................    17
XIV.       INVESTMENT RESULTS    .................................    18

                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Trust. The table reflects annual operating expenses based on actual expenses of Class A and Class B shares incurred for the fiscal year ended November 30, 1996.

                                                       CLASS A      CLASS B
                                                       -------      -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Initial Sales Charge on Purchases
  (as a percentage of offering price)    .........       2.50%       none
 Maximum Sales Charge on Reinvestment
  of Dividends   .................................       none        none
 Maximum Deferred Sales Charge
  (as a percentage of purchase price or
 redemption proceeds, as applicable)  ............       none(1)     2.00%
 Redemption fee(2)................................       none        none
 Exchange fee ....................................       none        none
ANNUAL OPERATING EXPENSES
 (as a percentage of average net assets):
 Management fee (after fee reduction)(3) .........       0.04%       0.04%
 12b-1 fees   ....................................       0.25%       1.00%
 Other Expenses (including transfer agent fee,
  custodian fees and accounting and printing
 expenses) (after expense reduction)(3)...........       0.56%       0.63%
                                                        ------       -----
 Total Operating Expenses (after fee and expense
  reductions)(3) .................................       0.85%       1.67%
                                                        ======       =====

---------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Trust Shares."

(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.


(3) Pioneering Management Corporation ("PMC") has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit other operating expenses of the Trust to the extent required to reduce Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of trust-wide expenses attributable to Class B shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time.

EXPENSES ABSENT FEE AND EXPENSE REDUCTIONS      CLASS A      CLASS B
                                               ----------   ---------
Management Fee   ...........................    0.50%        0.50%
Total Operating Expenses  ..................    1.31%        2.13%


     EXAMPLE:


     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                             --------- ---------- ---------- ----------
Class A Shares  ............    $33       $51        $71        $127
Class B Shares
--Assuming complete
  redemption at end of
  period  ..................    $37       $63        $91        $146*
--Assuming no redemption        $17       $53        $91        $146*


---------


* Class B shares convert to Class A shares five years after purchase; therefore, Class A share expenses are used after year five.

     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL TRUST EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For further information regarding management fees, 12b-1 fees and other expenses of the Trust, see "Management of the Trust," "Distribution Plans" and "How To Buy Trust Shares" in this Prospectus and "Management of the Trust" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Trust's payment of a 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").


     The maximum initial sales charge is reduced on purchases of specified amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Trust Shares." No sales charge is applied to exchanges of shares of the Trust for shares of other publicly available Pioneer mutual funds. See "How to Exchange Trust Shares."

II. FINANCIAL HIGHLIGHTS


     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Trust's financial statements for the fiscal year ending November 30, 1996 appears in the Trust's Annual Report, which is incorporated by reference in the Statement of Additional Information. The information listed below should be read in conjunction with those financial statements. The Annual Report includes more information about the Trust's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


PIONEER SHORT-TERM INCOME TRUST
SELECTED DATA FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                   FOR THE YEAR ENDED NOVEMBER 30,
                                                                          --------------------------------------------------
                                                                              1996          1995        1994+      1993
                                                                          ------------- ------------- ---------- ----------
Net asset value, beginning of period    .................................     $  3.84       $  3.75     $ 3.95     $ 3.95
                                                                              --------      --------    ------     ------
Increase (decrease) from investment operations:
 Net investment income (loss)  ..........................................     $  0.24       $  0.25     $ 0.22     $ 0.24
 Net realized and unrealized gain (loss) on investments   ...............       (0.05)         0.10      (0.21)      0.00
                                                                              --------      --------    ------     ------
  Net increase (decrease) from investment operations   ..................     $  0.19       $  0.35     $ 0.01     $ 0.24
                                                                              --------      --------    ------     ------
Distributions to shareholders from:
 Net investment income   ................................................     $ (0.24)      $ (0.26)    $(0.21)    $(0.24)
                                                                              --------      --------    ------     ------
Net increase (decrease) in net asset value    ...........................     $ (0.05)      $  0.09     $(0.20)    $ 0.00
                                                                              --------      --------    ------     ------
Net asset value, end of period    .......................................     $  3.79       $  3.84     $ 3.75     $ 3.95
                                                                              ========      ========    ======     ======
Total return*   .........................................................        5.20%         9.64%      0.32%      6.28%
Ratio of net operating expenses to average net assets  ..................        0.87%++       0.86%++    0.85%      0.66%
Ratio of net investment income to average net assets   ..................        6.25%++       6.43%++    5.89%      5.80%
Portfolio turnover rate  ................................................          65%          110%       144%       83%
Net assets, end of period (in thousands)   ..............................     $54,637       $53,860    $59,088    $57,482
Ratios assuming no reduction of fees or expenses by PMC and no reduction for fees paid indirectly:
 Net operating expenses  ................................................        1.33%         1.38%      1.20%      1.33%
 Net investment income   ................................................        5.79%         5.92%      5.54%      5.13%
Ratios assuming a reduction of fees and expenses by PMC and a reduction for fees paid indirectly:
 Net operating expenses  ................................................        0.85%         0.85%        --         --
 Net investment income   ................................................        6.27%         6.44%        --         --

                                                                 AUGUST 10
                                                                    TO
                                                               NOVEMBER 30,
                                                                   1992
                                                               ------------
Net asset value, beginning of period    ......................   $  4.00
                                                                 --------
Increase (decrease) from investment operations:
 Net investment income (loss)  ...............................   $  0.08
 Net realized and unrealized gain (loss) on investments   ....     (0.05)
                                                                 --------
  Net increase (decrease) from investment operations   .......   $  0.03
                                                                 --------
Distributions to shareholders from:
 Net investment income   .....................................   $ (0.08)
                                                                 --------
Net increase (decrease) in net asset value    ................   $ (0.05)
                                                                 --------
Net asset value, end of period    ............................   $  3.95
                                                                 ========
Total return*   ..............................................      0.79%
Ratio of net operating expenses to average net assets  .......      0.50%**
Ratio of net investment income to average net assets   .......      5.93%**
Portfolio turnover rate  .....................................       146%**
Net assets, end of period (in thousands)   ...................   $15,588
Ratios assuming no reduction of fees or expenses by PMC
 and no reduction for fees paid indirectly:
 Net operating expenses  .....................................      3.40%**
 Net investment income   .....................................      3.03%**
Ratios assuming a reduction of fees and expenses by PMC
 and a reduction for fees paid indirectly:
 Net operating expenses  .....................................        --
 Net investment income   .....................................        --


-----------

 +Based upon average shares outstanding and average net assets for the period presented.

++Ratios include fees paid indirectly.

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 **Annualized.

PIONEER SHORT-TERM INCOME TRUST
SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                           FOR THE YEAR ENDED
                                                              NOVEMBER 30,
                                                          --------------------
                                                            1996        1995
                                                          --------    --------
Net asset value, beginning of period   .................. $  3.85     $  3.75
                                                          --------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)    ........................ $  0.21     $  0.22
 Net realized and unrealized gain (loss) on investments     (0.05)       0.11
                                                          --------    --------
  Net increase (decrease) from investment operations  ... $  0.16     $  0.33
                                                          --------    --------
Distributions to shareholders from:
 Net investment income  ................................. $ (0.21)    $ (0.23)
                                                          --------    --------
In excess of net investment income  .....................   (0.01)         --
Net increase (decrease) in net asset value   ............ $ (0.06)    $  0.10
                                                          --------    --------
Net asset value, end of period   ........................ $  3.79     $  3.85
                                                          ========    ========
Total return*  ..........................................    4.37%       8.93%
Ratio of net operating expenses to average net assets        1.69%++     1.63%++
Ratio of net investment income to average net assets  ...    5.40%++     5.61%++
Portfolio turnover rate .................................      65%        110%
Net assets, end of period (in thousands)  ............... $ 4,969     $ 2,924
Ratios assuming no reduction of fees or expenses by PMC
 and no reduction for fees paid indirectly:
 Net operating expenses    ..............................    2.15%       2.17%
 Net investment income  .................................    4.94%       5.08%
Ratios assuming a reduction of fees and expenses by PMC
 and a reduction for fees paid indirectly:
 Net operating expenses    ..............................    1.67%       1.60%
 Net investment income  .................................    5.42%       5.64%

                                                                  APRIL 4
                                                                    TO
                                                                 NOVEMBER 30,
                                                                    1994+
                                                                 ------------
Net asset value, beginning of period   .........................  $  3.89
                                                                  --------
Increase (decrease) from investment operations:
 Net investment income (loss)    ...............................  $  0.15
 Net realized and unrealized gain (loss) on investments  .......    (0.16)
                                                                  --------
  Net increase (decrease) from investment operations  ..........  $ (0.01)
                                                                  --------
Distributions to shareholders from:
 Net investment income  ........................................  $ (0.13)
                                                                  --------
In excess of net investment income  ............................       --
Net increase (decrease) in net asset value   ...................  $ (0.14)
                                                                  --------
Net asset value, end of period   ...............................  $  3.75
                                                                  ========
Total return*  .................................................    (0.24%)
Ratio of net operating expenses to average net assets    .......     1.41%**
Ratio of net investment income to average net assets  ..........     6.05%**
Portfolio turnover rate ........................................      144%
Net assets, end of period (in thousands)  ......................  $ 3,182
Ratios assuming no reduction of fees or expenses by PMC
 and no reduction for fees paid indirectly:
 Net operating expenses    .....................................     1.82%**
 Net investment income  ........................................     5.64%**
Ratios assuming a reduction of fees and expenses by PMC
 and a reduction for fees paid indirectly:
 Net operating expenses    .....................................       --
 Net investment income  ........................................       --


-----------

 +Based upon average shares outstanding and average net assets for the period presented.

 ++Ratios include fees paid indirectly.

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 **Annualized.

III. INVESTMENT OBJECTIVE AND POLICIES

     The Trust's investment objective is a high level of current income consistent with a relatively high level of principal stability. The Trust invests in:

      [bullet] Debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;


      [bullet] Other debt securities including corporate debt securities such as bonds, notes and debentures; mortgage-backed securities including collateralized mortgage obligations ("CMOs"); other asset-backed securities; debt securities of foreign issuers including foreign corporations, banks, governments and supranational organizations; and commercial paper, including variable and floating rate paper; and


      [bullet] Short-term money market instruments including time deposits and certificates of deposit maturing in one year or less, repurchase agreements maturing in one week or less, and banker's acceptances.


Although the Trust may invest without limit in short-term obligations of foreign issuers when PMC as the Trust's investment adviser deems it advantageous to do so, under normal circumstances not more than 25% of the Trust's total assets will be invested in securities of foreign issuers (see "Foreign Investments" below). The Trust may also purchase securities on a "when-issued" or forward commitment basis and may lend portfolio securities having a value up to 5% of its total assets.


QUALITY

     Under normal circumstances, the Trust invests at least 85% of its total assets in securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities or that are rated in the highest three grades by the major recognized rating services or, if unrated, are judged to be of comparable quality by PMC. The remainder of the Trust's investments must be rated within the four highest grades of the major rating services (i.e., at least "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Ratings Group, or their equivalents) or, if not rated, judged to be of comparable quality. Securities rated BBB or Baa are considered investment grade securities having adequate capacity to pay interest and repay principal. Such securities may have speculative characteristics, however, and changes in economic and other conditions are more likely to lead to a weakened capacity of the issuer of such securities to make principal and interest payments than is the case with higher rated securities. In the event that the credit quality of a security falls below investment grade subsequent to purchase, the Trust will sell such security as soon as PMC determines it is prudent to do so. No more than 5% of the Trust's assets may be invested in securities that are rated below investment grade. For a description of ratings, see the Statement of Additional Information.

MATURITY

     The dollar-weighted average maturity of the Trust's portfolio will not exceed three years. Generally, the Trust invests only in securities with remaining maturities of five years or less. For purposes of these policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts, demand, prepayment or redemption features) or a variable rate of interest which, based on projected cash flows from the instrument, will in the judgment of PMC result in the instrument being valued in the market as though it has the earlier maturity. If a security's estimated remaining maturity changes from under five years to over five years, PMC will decide either to sell or retain the security based on its determination of the best interests of the Trust.

U.S. GOVERNMENT SECURITIES AND MORTGAGE AND OTHER ASSET BACKED SECURITIES

     Subject to its policies concerning remaining maturities and average portfolio maturity, the Trust may invest in a variety of U.S. government securities, including (1) U.S. Treasury obligations, which differ only in their interest rates, stated maturities and times of issuance: U.S. Treasury bills (stated maturities of one year or less), U.S. Treasury notes (stated maturities of one to ten years) and U.S. Treasury bonds (generally stated maturities of greater than ten years) and (2) obligations of varying stated maturities issued or guaranteed by certain agencies and instrumentalities of the U.S. government, such as mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Housing Administration debentures.

     Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, and GNMA certificates, are supported by the full faith and credit of the United States. Certain other U.S. government securities issued or guaranteed by Federal agencies or government sponsored enterprises, such as securities of the Federal Home Loan Banks, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations, such as those of FHLMC and FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's securities although it has no legal obligation to do so. Still other obligations are supported only by the credit of the instrumentality itself.

     GNMA, FHLMC and FNMA, as well as private entities, issue mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Private issuers of such securities include banks, broker-dealers, mortgage corporations and other financial institutions.


     The Trust may invest in CMOs, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Trust invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. A real estate mortgage investment conduit ("REMIC") is a form of CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"). The Trust may acquire "regular" interests in REMICs but does not intend, under current tax law, to acquire residual interests in REMICs. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

     Other asset-backed securities in which the Trust may invest represent interests in pools of consumer loans unrelated to mortgage loans and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of such asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

FOREIGN INVESTMENTS

     Under normal circumstances the Trust does not invest more than 25% of its total assets in the securities of foreign issuers (which term excludes for these purposes Canadian issuers). When PMC believes, however, that it is in the best interest of the Trust, the Trust may invest without any limitation in short-term foreign debt securities. These foreign investments may be issued by foreign governments, banks or corporations, as well as foreign branches of U.S. banks and certain supranational organizations such as the World Bank and the European Union. The Trust's foreign investments may be denominated in U.S. dollars or selected foreign currencies. The Trust does not currently hold any non-U.S. dollar denominated security and does not intend to purchase such securities in the coming year. Foreign investments are subject to the Trust's quality and maturity policies described above.

     Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in U.S. government securities and securities of domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to interest paid to the Trust by the U.S. government or by domestic companies. In addition, there may be the possibility of expropriation, confiscatory taxation, political, economic or social instability, or diplomatic developments which could affect assets of the Trust held in foreign countries.

     In addition, the value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less trading volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the U.S.

     The Trust's investments in securities denominated in foreign currencies are also subject to currency risk, as the U.S. dollar value of these securities may be favorably or unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates may fluctuate significantly over short periods of time causing, among other factors, the Trust's net asset value to fluctuate as well. Currency exchange rates are generally determined by forces of supply and demand and the perceived relative merits of investments in various countries, but can be affected unpredictably by intervention from U.S. and foreign governments or central banks, political events and currency control measures.

     The Trust has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency on a future date, at a price set at the time of the contract. The Trust might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Trust might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     The Trust may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if PMC determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency if PMC determines that there is a pattern of correlation between the proxy currency and the U.S. dollar. To the extent that the expected correlation between two particular currencies is imperfect, a forward transaction will not be an effective hedge and the Trust may be exposed to a loss, which loss may exceed the loss that would have occurred if a cross-hedge were not attempted.

     If the Trust enters into a forward contract to buy foreign currency for any purpose, the Trust will be required to place cash or high grade liquid debt securities in a segregated account of the Trust in an amount equal to the value of the Trust's total assets committed to the consummation of the forward contract. The Trust may enter into forward currency contracts having an intrinsic value of up to 25% of its net assets. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default would deprive the Trust of unrealized profits or the benefits of a currency hedge and may force the Trust to cover its purchase or sale commitments, if any, at the current market price.

PORTFOLIO TRADING

     The Trust's portfolio is fully managed by purchasing and selling securities, as well as holding selected securities to maturity. While the Trust does not normally engage in trading for short-term profits, the Trust engages in portfolio trading of securities regardless of the length of time the Trust has held the securities if it believes a transaction net of costs (including custodian's fees) will contribute to the achievement of its investment objective.


     Any such changes in the portfolio may result in increases or decreases in the Trust's current income available for distribution to shareholders and in its holding of debt securities which sell at moderate to substantial premiums or discounts from face value. If the Trust's expectations of changes in interest rates or its evaluation of the normal yield relationships between two securities prove to be incorrect, the Trust's income, net asset value and potential gain may be reduced or its potential loss may be increased. An increase in interest rates will generally reduce the value of portfolio investments (and, therefore, the net asset value of the shares of the Trust), and a decline in interest rates will generally increase their value. See "Financial Highlights" for actual turnover rates.


REPURCHASE AGREEMENTS

     The Trust may enter into repurchase agreements, generally not exceeding seven days. Such repurchase agreements will be fully collateralized with U.S. Treasury and/or U.S. government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held by the Trust's custodian in a segregated, safekeeping account for the benefit of the Trust. In the event that a repurchase agreement is not fulfilled, the Trust could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Trust is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

                             ---------------------


     The Trust's investment objective is fundamental and cannot be changed without shareholder approval. Other investment policies and restrictions are described in the Trust's Statement of Additional Information. Since all investments are subject to risks and fluctuations in value due to economic conditions and other factors, there can be no assurance that the Trust will achieve its investment objective.


IV. MANAGEMENT OF THE TRUST


     The Trust's Board of Trustees has overall responsibility for management and supervision of the Trust. There are currently eight Trustees, six of whom are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Trust requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Trust.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's fixed income managers which reviews PMC's research and portfolio operations, including those of the Trust. Mr. Tripple joined PMC in 1974.

     Research and management of the Trust is the responsibility of a team of portfolio managers and analysts focusing on fixed income securities. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Mr. Sherman Russ, a Senior Vice President of PMC and Vice President of the Trust, is the senior member of the team. Mr. Russ joined PMC in 1983.

     Day-to-day management of the Trust has been the responsibility of Mr. Richard A. Schlanger, a Vice President of PMC and the Trust, since August, 1992. Mr. Schlanger joined PMC in 1988 and has over 10 years of investment experience.

     The Trust is managed under a contract with PMC. PMC serves as investment adviser to the Trust and is responsible for the overall management of the Trust's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of the shares of the Trust.

     In addition to the Trust, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Trust, the Trust and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Trust and its shareholders in making personal securities transactions.


     Under the terms of its contract with the Trust, PMC assists in the management of the Trust and is authorized in its discretion to buy and sell securities for the account of the Trust. PMC pays all the expenses, including executive salaries and the rental of office space, relating to its services for the Trust, with the exception of the following which are to be paid by the
Trust: (a) taxes and other governmental charges, if any; (b) interest on borrowed money, if any; (c) legal fees and expenses; (d) auditing fees; (e) insurance premiums; (f) dues and fees for membership in trade associations; (g) fees and expenses of registering and maintaining registrations by the Trust of its shares with regulatory agencies, individual states, territories and foreign jurisdictions and of preparing reports to regulatory agencies; (h) fees and expenses of Trustees not affiliated with or interested persons of PMC; (i) fees and expenses of the custodian, dividend disbursing agent, transfer agent and registrar; (j) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (k) costs of reports to shareholders, shareholders' meetings and Trustees' meetings; (l) the cost of certificates representing shares of the Trust; (m) bookkeeping and appraisal charges; and (n) certain distribution fees pursuant to its plan of distribution. The Trust also pays all brokerage commissions in connection with its portfolio transactions.


     Orders for the Trust's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.50% per annum of the Trust's average daily net assets up to $100 million, 0.45% of the next $200 million, and 0.40% on assets over $300 million. The fee is normally computed daily and paid monthly.

     PMC has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit other operating expenses of the Trust to the extent required to reduce Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of trust-wide expenses attributable to Class B shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time. During the fiscal year ended November 30, 1996, as a result of this agreement, PMC imposed a portion of its management fee. See "Expense Information" of this Prospectus and "Investment Adviser" of the Statement of Additional Information.

     John F. Cogan, Jr., Chairman and President of the Trust, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.


V. TRUST SHARE ALTERNATIVES

     The Trust continuously offers two Classes of shares designated as Class A and Class B shares, as described more fully in "How to Buy Trust Shares." If you do not specify in your instructions to the Trust which Class of shares you wish to purchase, exchange or redeem, the Trust will assume that your instructions apply to Class A shares.

     CLASS A SHARES. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Trust's average daily net assets attributable to Class A shares.

     CLASS B SHARES. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 2% if redeemed within three years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Trust's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately five years after the initial purchase.

     PURCHASING CLASS A OR CLASS B SHARES. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least three years, you might consider Class B shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Trust originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE


     Shares of the Trust are sold at the public offering price, which is the net asset value per share, plus any applicable sales charge. The net asset value per share of each Class of the Trust is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Trust's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Trust for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY TRUST SHARES

     YOU MAY BUY TRUST SHARES FROM ANY SECURITIES BROKER-DEALER WHICH HAS A SALES AGREEMENT WITH PFD. IF YOU DO NOT HAVE A SECURITIES BROKER-DEALER, PLEASE CALL 1-800-225-6292. SHARES WILL BE PURCHASED AT THE PUBLIC OFFERING PRICE, THAT IS, THE NET ASSET VALUE PER SHARE PLUS ANY APPLICABLE SALES CHARGE, NEXT COMPUTED AFTER RECEIPT OF A PURCHASE ORDER, EXCEPT AS SET FORTH BELOW.

     The minimum initial investment is $5,000 for Class A and Class B shares except as specified below. The minimum initial investment is $100 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $100 for Class A shares and $500 for Class B shares except that the subsequent minimum investment amount for Class B share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").

     TELEPHONE PURCHASES. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.

     YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE PURCHASE. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

CLASS A SHARES


     You may buy Class A shares at the public offering price, including a sales charge, as follows:


                             SALES CHARGE AS A % OF    DEALER
                           --------------------------- ALLOWANCE
                                            NET        AS A % OF
                            OFFERING      AMOUNT       OFFERING
  AMOUNT OF PURCHASE         PRICE        INVESTED      PRICE
------------------------   -----------   -----------   ----------
Less than $50,000           2.50%         2.56%        2.00%
$50,000 but less than
 $100,000                   2.00          2.06          1.75
$100,000 but less than
 $250,000                   1.50          1.52          1.25
$250,000 but less than
 $1,000,000                 1.00          1.01          1.00
$1,000,000 or more            -0-           -0-        see below


     The schedule of sales charges above is applicable to purchases of Class A shares of the Trust by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Code, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Trust by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.


     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 0.50% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Trust Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:
0.50% on sales of $1 million to $5 million; and 0.10% on the excess over $5 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Trust Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Trust's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all sales of Class A shares with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.


     QUALIFYING FOR A REDUCED SALES CHARGE. Class A shares of the Trust may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Trust may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.


     Class A shares of the Trust may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Trust and partners or employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Trust. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Class A shares of the Trust may be sold at net asset value without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program,
(ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and
(iv) the Program provides for a matching contribution for each participant contribution. Class A shares of the Trust may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Trust and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request, otherwise, PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Trust at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

CLASS B SHARES

     You may buy Class B shares at the net asset value next computed after receipt of a purchase order without the impo-sition of an initial sales charge. However, Class B shares redeemed within three years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Trust will first redeem shares not subject to any CDSC, and then shares held longest during the three-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

     YEAR SINCE           CDSC AS A PERCENTAGE OF DOLLAR
      PURCHASE               AMOUNT SUBJECT TO CDSC
-----------------------   --------------------------------
First                                     2.0%
Second                                    2.0%
Third                                     1.0%
Fourth and thereafter                     none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Trust in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is five years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Trust has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will continue to be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is no longer available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


     WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Trust at the time the withdrawal plan is established).

     The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 701/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer);
(c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Trust as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been preauthorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Trust's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.


     BROKER-DEALERS. An order for either Class of Trust shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Trust will receive from such sale.

     GENERAL. The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Trust's management, such withdrawal is in the best interest of the Trust. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL TRUST SHARES

     YOU CAN ARRANGE TO SELL (REDEEM) TRUST SHARES ON ANY DAY THE EXCHANGE IS OPEN BY SELLING EITHER SOME OR ALL OF YOUR SHARES TO THE TRUST.

     You may sell your shares either through your broker-dealer or directly to the Trust.


      [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

      [bullet] If you are selling shares from a non-retirement or IRA account, you may use any of the methods described below.


     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Trust reserves the right to withhold payment of the sale proceeds until checks received by the Trust in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


     IN WRITING. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:


      [bullet] you wish to sell over $50,000 worth of shares,

      [bullet] your account registration or address has changed within the last
               30 days,

      [bullet] the check is not being mailed to the address on your account
               (address of record),


      [bullet] the check is not being made out to the account owners, or

      [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.


     Your request should include your name, the Trust's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.


     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

     BY TELEPHONE OR BY FAX. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. A maximum of $50,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds tranfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE REDEMPTION.


     BY CHECK. IF REQUESTED BY YOU, THE TRUST WILL ESTABLISH A CHECKING ACCOUNT FOR YOU WITH THE FIRST NATIONAL BANK OF OMAHA (THE "BANK"). CHECKS MAY BE DRAWN FOR NOT LESS THAN $500 NOR MORE THAN $250,000. When a check is presented to the Bank for payment, it will cause the Trust to redeem, at the net asset value next determined after presentation, a sufficient number of your shares to cover the check. You will receive the daily dividends declared on your shares until the day the check clears. Please allow 1 to 2 weeks for receipt of personalized checks.

     The checking account will be subject to the Bank's rules and regulations governing checking accounts. If there is an insufficient number of shares in your account when a check is presented to the Bank for payment, the check will be returned.

     Since the aggregate value of a shareholder's account in the Trust changes each day, you should not attempt to withdraw the full amount in your account by using a check. The checkwriting privilege is generally not available for retirement plan accounts or accounts subject to backup withholding (see "Retirement Plans" below).

     SELLING SHARES THROUGH YOUR BROKER-DEALER. The Trust has authorized PFD to act as its agent in the repurchase of shares of the Trust from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     SMALL ACCOUNTS. The minimum account value is $500. If you hold shares of the Trust in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Trust may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Trust to you of the Trust's intention to redeem the shares.


     CDSC ON CLASS A SHARES. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 0.50% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC, which are exchanged into another Pioneer mutual fund, will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.


     GENERAL. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE TRUST SHARES

     YOU MAY NOT EXCHANGE CLASS A SHARES OF THE TRUST, EXCEPT AS NOTED BELOW, FOR SHARES OF ANY OTHER PIONEER MUTUAL FUNDS FOR A PERIOD OF 12 MONTHS FOLLOWING THEIR PURCHASE; following this 12-month period, you may exchange your Class A shares of the Trust at net asset value, without a sales charge, for shares of the same Class of any other publicly available Pioneer mutual fund. Accounts established under a Group Plan and Class A shares purchased at net asset value without a sales charge are exempt from the 12-month holding period requirement. Accounts established to utilize Automatic Exchange (see below) for scheduled periods of 12 months or longer meet this minimum holding period. Not all Pioneer mutual funds offer more than one Class of shares.


     WRITTEN EXCHANGES. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


     TELEPHONE EXCHANGES. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone(SM), will be recorded. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE EXCHANGE. See "Telephone Transactions and Related Liabilities" below.

     AUTOMATIC EXCHANGES. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     GENERAL. Exchanges must be at least $1,000. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements below have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Trust exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange.

     For the protection of the Trust's performance and shareholders, the Trust and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Trust's portfolio management strategy or its operations. In addition, the Trust and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Trust has adopted a Plan of Distribution for both Class A shares ("Class A Plan") and Class B shares ("Class B Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

     Pursuant to the Class A Plan, the Trust reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Trust's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Trust: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Trust's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Trust's Class A shares with no initial sales charge (See "How to Buy Trust Shares"); and
(iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-
Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.


     Expenditures of the Trust pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Trust's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Trust in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Trust. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Trust is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Trust in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Trust as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Trust has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Trust during such 12-month period shall not exceed 0.25% of the Trust's average daily net assets during such period. For the fiscal year ended December 31, 1996, there was an allowable carryover of distribution expenses reimbursable to PFD of $21,883 (approximately .04% of the net assets attributable to the Class A shares of the Trust).


     The Class B Plan provides that the Trust will pay a distribution fee at the annual rate of 0.75% of the Trust's average daily net assets attributable to Class B shares and will pay PFD a service fee at the annual rate of 0.25% of the Trust's average daily net assets attributable to Class B shares. The distribution fee is intended to compensate PFD for its distribution services to the Trust. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B shares.


     Commissions of 2%, equal to 1.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Trust with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

     When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION


     The Trust has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Trust will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     Each business day the Trust declares a dividend consisting of substantially all of the Trust's net investment income (which includes earned interest and certain other income, less expenses). SHAREHOLDERS BEGIN EARNING DIVIDENDS ON THE FIRST BUSINESS DAY FOLLOWING RECEIPT OF PAYMENT FOR PURCHASED SHARES. Shares continue to earn dividends up to and including the date of redemption. Dividends are normally paid on the last business day of the month or shortly thereafter. Monthly distributions consist of net investment income and may also include a portion of any market discount, income from securities lending, certain net foreign exchange gains, and net short-term capital gains realized by the Trust. The Trust's policy is to make distributions from net long-term capital gains, if any, annually, generally in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Trust to avoid federal income or excise tax. Generally, dividends from the Trust's net investment income, market discount income, income from securities lending, certain net foreign exchange gains, and net short-term capital gains are taxable under the Code as ordinary income, and dividends from the Trust's net long-term capital gains are taxable as long-term capital gains.

     UNLESS SHAREHOLDERS SPECIFY OTHERWISE, ALL DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FULL AND FRACTIONAL SHARES OF THE TRUST. FOR FEDERAL INCOME TAX PURPOSES, ALL DIVIDENDS ARE TAXABLE AS DESCRIBED ABOVE, WHETHER A SHAREHOLDER TAKES THEM IN CASH OR REINVESTS THEM IN ADDITIONAL SHARES OF THE TRUST. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     The Trust's dividends and distributions generally will not qualify for any dividends-received deduction available to corporate shareholders.

     The Trust may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) from certain of its foreign investments, which will reduce the yield on or return from those investments. If, as anticipated, the Trust does not qualify to pass such taxes through to its shareholders, they will neither treat such taxes as additional income nor be entitled to any associated foreign tax credits or deductions.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Trust shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Trust is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Trust receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to tax treatment different than described above. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Trust's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain concentration, designation, reporting or other requirements are satisfied. The Trust will not attempt to and may not satisfy all such requirements in all states. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Trust. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. ("the Custodian") serves as the custodian of the Trust's portfolio securities and other assets. The principal business address of the mutual funds division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

ACCOUNT AND CONFIRMATION STATEMENTS

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur, except automatic investment plan transactions which are confirmed quarterly. The Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer mutual fund account.

     Shareholders whose shares are held in the name of a broker-dealer or other party will not normally have an account with the Trust and might not be able to utilize some of the services available to shareholders of record. Examples of services that might not be available are purchases, exchanges or redemptions of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions and newsletters.

ADDITIONAL INVESTMENTS

     You may add to your account by sending a check ($100 minimum for Class A shares and $500 for Class B shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

     Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Trust at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

AUTOMATIC INVESTMENT PLANS


     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized electronic funds transfer or draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary and you may discontinue the Plan at any time without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.


FINANCIAL REPORTS AND TAX INFORMATION


     As a shareholder, you will receive financial reports at least semi-annually. In January of each year, the Trust will mail to you information about the tax status of dividends and distributions.


DISTRIBUTION OPTIONS


     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Trust, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.


DIRECTED DIVIDENDS


     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations; i.e., "PGI IRA Cust for John Smith" may only go into another account registered "PGI IRA Cust for John Smith."


DIRECT DEPOSIT

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

VOLUNTARY TAX WITHHOLDING

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from an account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

TELEPHONE TRANSACTIONS AND RELATED LIABILITIES

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Trust shares by telephone. See "How to Buy Trust Shares," "How to Sell Trust Shares" and "How to Exchange Trust Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Trust may be liable for any loss due to unauthorized or fraudulent instructions. The Trust may implement other procedures from time to time. In all other cases, neither the Trust, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Trust by telephone to institute a redemption or exchange. You should communicate with the Trust in writing if you are unable to reach the Trust by telephone.

FACTFONE(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Trust Shares," "How to Exchange Trust Shares," "How to Sell Trust Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.


RETIREMENT PLANS

     Interested persons should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs,
Section 401(k) salary reduction plans and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Trust. The Account Application accompanying this Prospectus should not be used to establish such plans. Separate applications are required.

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

SYSTEMATIC WITHDRAWAL PLANS


     If your account has a total value of at least $10,000, you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the plan is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic payments of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Trust at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Trust's Statement of Additional Information.


REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY)


     If you redeem all or part of your Class A shares of the Trust, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Trust if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Trust in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if redemption resulted in a loss and an investment is made in shares of the Trust within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Trust Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.


     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                             ---------------------

     THE OPTIONS AND SERVICES AVAILABLE TO SHAREHOLDERS, INCLUDING THE TERMS OF THE EXCHANGE PRIVILEGE AND THE PIONEER INVESTOMATIC PLAN, MAY BE REVISED, SUSPENDED, OR TERMINATED AT ANY TIME BY PFD OR BY THE TRUST. YOU MAY ESTABLISH THE SERVICES DESCRIBED IN THIS SECTION WHEN YOU OPEN YOUR ACCOUNT. YOU MAY ALSO ESTABLISH OR REVISE MANY OF THEM ON AN EXISTING ACCOUNT BY COMPLETING AN ACCOUNT OPTIONS FORM, WHICH YOU MAY OBTAIN BY CALLING 1-800-225-6292.

XIII. THE TRUST

     The Trust is a diversified open-end management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on August 10, 1992. The Trust has authorized an unlimited number of shares of beneficial interest and the Trustees are authorized to create additional series of the Trust. The Trust is not required to hold annual meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Trust, or any new series of the Trust, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of two Classes of shares, designated Class A and Class B. The shares of each Class represent an interest in the same portfolio of investments of the Trust. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular Class. Class A and Class B shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully-paid and non-assessable. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued. The Trust reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B shares.

XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Trust may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 2.50%; for Class B shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.


     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Trust. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.


     The Trust's investment results will vary from time to time depending on market conditions, the composition of the Trust's portfolio and operating expenses of the Trust. All quoted investment results are historical and should not be considered representative of what an investment in the Trust may earn in any future period. For further information about the calculation methods and uses of the Trust's investment results, see the Statement of Additional Information.

                          THE PIONEER FAMILY OF MUTUAL FUNDS

                          GROWTH FUNDS

                          GLOBAL/INTERNATIONAL

                            Pioneer Emerging Markets Fund
                            Pioneer Europe Fund
                            Pioneer Gold Shares
                            Pioneer India Fund
                            Pioneer International Growth Fund
                            Pioneer World Equity Fund

                          UNITED STATES

                            Pioneer Capital Growth Fund
                            Pioneer Growth Shares
                            Pioneer Mid-Cap Fund
                            Pioneer Small Company Fund
                            Pioneer Micro-Cap Fund*

                          GROWTH AND INCOME FUNDS

                            Pioneer Balanced Fund
                            Pioneer Equity-Income Fund
                            Pioneer Fund
                            Pioneer Real Estate Shares
                            Pioneer II

                          INCOME FUNDS

                          TAXABLE

                            Pioneer America Income Trust
                            Pioneer Bond Fund
                            Pioneer Short-Term Income Trust*

                          TAX EXEMPT

                            Pioneer Intermediate Tax-Free Fund**
                            Pioneer Tax-Free Income Fund**

                          MONEY MARKET FUND

                            Pioneer Cash Reserves Fund

                           *Offers Class A and B Shares only
                          **Not suitable for retirement accounts

                                                                  [Pioneer logo]

PIONEER
SHORT-TERM
INCOME TRUST
60 STATE STREET
BOSTON, MASSACHUSETTS 02109

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
RICHARD A. SCHLANGER, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP


0397-4069
(C) Pioneer Funds Distributor, Inc.

SHAREHOLDER SERVICES AND TRANSFER AGENT

PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION
If you would like information on the following, please call:

Existing accounts and new accounts, prospectuses,
 applications, service forms and
 telephone transactions    .................................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices
  and account information  .................................... 1-800-225-4321
Retirement plans  ............................................. 1-800-622-0176
Toll-free fax  ................................................ 1-800-225-4240
Telecommunications Device for the Deaf (TDD) .................. 1-800-225-1997

                         PIONEER SHORT-TERM INCOME TRUST
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                           Class A and Class B Shares


                                 March 27, 1997

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated March 27, 1997, as amended and/or supplemented from time to time, of Pioneer Short-Term Income Trust (the "Trust"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated into this Statement of Additional Information by reference.

                                TABLE OF CONTENTS
                                                                           Page
1.       Investment Policies and Restrictions..............................  2
2.       Management of the Trust...........................................  6
3.       Investment Adviser................................................  9
4.       Underwriting Agreement and Distribution Plans..................... 10
5.       Shareholder Servicing/Transfer Agent.............................. 12
6.       Custodian......................................................... 12
7.       Principal Underwriter............................................. 13
8.       Independent Public Accountants.................................... 13
9.       Portfolio Transactions............................................ 13
10.      Tax Status........................................................ 14
11.      Description of Shares............................................. 17
12.      Certain Liabilities............................................... 18
13.      Determination of Net Asset Value.................................. 18
14.      Systematic Withdrawal Plan........................................ 19
15.      Letter of Intention............................................... 20
16.      Investment Results................................................ 21
17.      Financial Statements.............................................. 24

         Appendix A - Description of Bond Ratings.......................... 25
         Appendix B - Comparative Performance Statistics...................
         Appendix C - Additional Pioneer Information.......................



       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS
      AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED
                    OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS

1.       INVESTMENT POLICIES AND RESTRICTIONS


The Prospectus of the Trust identifies the investment objective and the principal investment policies of the Trust. Additional investment policies of the Trust are set forth below. This Statement of Additional Information should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus. The Trust's investment adviser is Pioneering Management Company ("PMC").


Asset-Backed Securities

The Trust may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

Mortgage-Backed Securities


The Trust may invest in mortgage-backed securities issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities and private entities. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not.


Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Trust. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulations or tax policies.

When-Issued Securities

The Trust may from time to time purchase securities on a "when-issued" basis, provided that at any time not more than 5% of the Trust's net assets may consist of "when-issued" securities. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. It is possible that the value of such securities will increase or decrease prior to the Trust's actual receipt of them.
Normally, the settlement date occurs within one month of the purchase.

Securities of Foreign Issuers

The Trust may invest in securities issued by foreign issuers and securities of foreign branches of U.S. banks, such as negotiable certificates of deposit. Such investments are subject to the Trust's quality and maturity standards (set forth in the Prospectus).

Forward Foreign Currency Transactions

The foreign currency transactions of the Trust may be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Trust also has authority to deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Trust's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Trust accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Trust will be engaged in hedging activities when adverse exchange rate movements occur. The Trust will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Trust's investment adviser. The Trust will not enter into speculative forward foreign currency contracts.

If the Trust enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Trust in an amount equal to the value of the Trust's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Trust's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Trust to hedge against a devaluation that is so generally anticipated that the Trust is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Trust of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Trust may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.

Lending of Portfolio Securities

The Trust may lend portfolio securities to member firms of the New York Stock Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Trust would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Trust has no present intention to engage in any material portfolio lending in the future. The Trust will lend portfolio securities only to firms which have been approved in advance by the Trust's Board of Trustees, which will monitor the creditworthiness of any such firms. The value of the securities loaned will not exceed 5% of the value of the Trust's total assets.

Restricted Securities

The Trust may invest up to 5% of its total assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Board of Trustees may adopt guidelines and delegate to PMC the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Trust's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Trust to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Investment Restrictions

Fundamental Investment Restrictions. The Trust has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding voting securities. As used in the Prospectus and Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares.

         The Trust may not:

         (1)Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Trust's investment policy, and the pledge, mortgage or hypothecation of the Trust's assets within the meaning of paragraph
(3) below are not deemed to be senior securities.

         (2)Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Trust's total assets (including the amount borrowed) taken at market value. The Trust will not use leverage to attempt to increase income. The Trust will not purchase securities while outstanding borrowings exceed 5% of the Trust's total assets.

         (3)Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Trust's total assets taken at market value.

         (4)Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Trust may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5)Purchase or sell real estate or any interest therein, except that the Trust may invest in securities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

         (6)Make loans, except that the Trust may lend portfolio securities, enter into repurchase agreements, and purchase bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures and other securities, whether or not the purchase is made upon the original issuance of the securities, in accordance with its investment policies.

         (7)Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Trust's investment policies.

         (8)Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

         (a)such purchase would cause more than 5% of the Trust's total assets taken at market value to be invested in the securities of such issuer, or

         (b)such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Trust.

With the exception of forward foreign currency exchange contracts, forward commitments and repurchase agreements, the Trust does not intend to invest more than 5% of its assets during the current fiscal year in any of the investments permitted by the exceptions set forth in paragraph (7) above.


It is a fundamental policy of the Trust not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the Securities and Exchange Commission (the "SEC"), investments are concentrated in a particular industry if such investments aggregate 25% or more of the Trust's total assets. The Trust's policy does not apply to investments in U.S. Government Securities.


Non-fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the Trust's Board of Trustees without approval of shareholders. The Trust has agreed to many of these non-fundamental restrictions in connection with the offering of its shares in various states and foreign countries.

         The Trust may not:

         (a)Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b)Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Trust has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

         (c)Purchase a security if, as a result, (i) more than 10% of the Trust's assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Trust, or (iii) more than 5% of the Trust's assets would be invested in any one such closed-end investment company. The Trust will not invest in the securities of any open-end investment company.

         (d)Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Trust in all such issuers to exceed 5% of the value of the total assets of the Trust.

         (e) Invest in companies for the purpose of exercising control or management.

         (f)Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Trust's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the net assets of the Trust would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Trust in units with or attached to debt securities shall be deemed to be without value.

         (g)Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the investment adviser or any investment management subsidiary of the investment adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (h)Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (i)Invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid if more than 15% of the total assets of the Trust, taken at market value, would be invested in such securities.

         (j)Purchase puts, calls, straddles, spreads and any combination thereof if the value of its investment in such securities will exceed 5% of its total assets.

         (k)Write put or call options, or enter into futures contracts with respect to more than 25% of its net assets.

Many of these restrictions may not be changed without the approval of the regulatory agencies in such states or foreign countries.

2.       MANAGEMENT OF THE TRUST

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee, DOB: June
1926
President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian timber joint venture); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia"), Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr LLP (counsel to the Trust).


RICHARD H. EGDAHL, M.D., Trustee,  DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA 02115 Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine;

Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, Trustee,  DOB:  May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
Founding Director, Winthrop Group, Inc (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


JOHN W. KENDRICK, Trustee,  DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB: February 1944 Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee,  DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.


JOSEPH P. BARRI, Secretary, DOB: August 1946
Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Trust) and Secretary of all of the Pioneer mutual funds.


ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964
General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC and formerly of Hale and Dorr LLP (counsel to the Trust) where he most recently served as junior partner.


RICHARD A. SCHLANGER, Vice President,  DOB:  July 1948
Vice President of PMC.

The Trust's Declaration of Trust provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Trust at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Trust's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.


                                          Investment           Principal
Fund Name                                 Adviser              Underwriter
---------                                 ----------           -----------
Pioneer World Equity Fund                   PMC                       PFD
Pioneer International Growth Fund           PMC                       PFD
Pioneer Europe Fund                         PMC                       PFD
Pioneer Emerging Markets Fund               PMC                       PFD
Pioneer India Fund                          PMC                       PFD
Pioneer Capital Growth Fund                 PMC                       PFD
Pioneer Mid-Cap Fund                        PMC                       PFD
Pioneer Growth Shares                       PMC                       PFD
Pioneer Small Company Fund                  PMC                       PFD
Pioneer Gold Shares                         PMC                       PFD
Pioneer Equity-Income Fund                  PMC                       PFD
Pioneer Fund                                PMC                       PFD
Pioneer II                                  PMC                       PFD
Pioneer Real Estate Shares                  PMC                       PFD
Pioneer Balanced Fund                       PMC                       PFD
Pioneer Short-Term Income Trust             PMC                       PFD
Pioneer America Income Trust                PMC                       PFD
Pioneer Bond Fund                           PMC                       PFD
Pioneer Intermediate Tax-Free Fund          PMC                       PFD
Pioneer Tax-Free Income Fund                PMC                       PFD
Pioneer Cash Reserves Fund                  PMC                       PFD
Pioneer Interest Shares                     PMC                       Note 1
Pioneer Variable Contracts Trust            PMC                       Note 2


--------------------------------
Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         At February 29, 1996, the Trustees and officers of the Trust beneficially owned, in the aggregate, less than 1% of the outstanding shares of the Trust. At February 29, 1997, Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida, owned of record, respectively, 867,266 Class A shares (6.70% of the Class A shares outstanding), and 198,768 Class B shares (15.36% of the Class B shares outstanding) of the Trust. To the knowledge of the Trust, no individual officer or Trustee of the Trust owned 5% or more of the issued and outstanding shares of PGI on the date of the Prospectus, except Mr. Cogan who then owned approximately 14% of such shares.

Compensation of Officers and Trustees

         The Trust pays no salaries or compensation to any of its officers, however, the Trust pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Trust. In addition, the Trust pays a per meeting fee of $100 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Trust also pays an annual committee participation fee to each Trustee who serves as a member of any committees established to act on behalf of one or more of the of Pioneer mutual funds. Committee fees will be allocated to the Trust on the basis of the Trust's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chair who receives an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receives an annual fee equal to 5% of the annual trustees' fee, except the Committee Chair who receives an annual trustees' fee equal to 10% of the annual trustees' fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Trust under its management contract..

         The following table sets forth certain information with respect to compensation of each Trustee of the Trust.

                                                                                     Total Compensa-
                                                                                      tion from the
                                                               Pension or            Trust and other
                                         Aggregate             Retirement             funds in the
                                       Compensation             Benefits             Pioneer Family
Trustee                               From the Trust*            Accrued            of Mutual Funds**
-------                               --------------           ----------           -----------------
John F. Cogan, Jr.                          $  500                 $0                  $ 11,083*
Richard H. Egdahl, M.D.                      1,857                  0                    59,858
Margaret B.W. Graham                         1,957                  0                    59,858
John W. Kendrick                             1,957                  0                    59,858
Marguerite A. Piret                          2,214                  0                    79,842
David D. Tripple                               500                  0                    11,083*
Stephen K. West                              2,073                  0                    67,850
John Winthrop                                2,141                  0                    66,442
                                           ----------------------------------------------------

  Totals                                   $13,115                 $0                  $417,052
                                           ====================================================


--------

*        For the fiscal year ended November 30, 1996.

**     For the calendar year ended December 31, 1996.



3.       INVESTMENT ADVISER

         The Trust has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. PMC assists in the management of the Trust and is authorized in its discretion to buy and sell securities for the account of the Trust, subject to the right of the Trustees to disapprove any such purchase or sale. A description of the services provided to the Trust under the management contract and the expenses paid by the Trust is set forth in the Prospectus under the caption "Management of the Trust."

         The management contract is renewable annually by the vote of a majority of the Board of Trustees of the Trust (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party, by the giving of sixty days' written notice.


         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.50% per annum on the first $100 million; 0.45% on the next $200 million; and 0.40% on assets over $300 million. The fee is normally computed daily and paid monthly.


         Effective December 1, 1993, PMC agreed not to impose all or a portion of its management fee to the extent necessary to limit the Trust's expenses to 0.85% of its average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time.

         During the fiscal years ended November 30, 1996, 1995 and 1994 , PMC would have earned management fees of $274,726, $291,294 and $337,731, respectively, if a voluntary expense limitation had not been in effect. However, pursuant to the expense limitation agreement described above, PMC reduced its management fee during the fiscal year ended November 30, 1994 by $235,347. PMC voluntarily agreed not to impose a management fee during the fiscal year ended November 30, 1995 and voluntarily agreed to impose a portion of its management fees during the fiscal year ended November 30, 1955.


4.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Trust has entered into an Underwriting Agreement with PFD. The Underwriting Agreement provides that PFD will bear any distribution expenses not borne by the Trust.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Trust. PFD also pays certain expenses in connection with the distribution of the Trust's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Trust bears the cost of registering its shares under federal, state and foreign securities law.

         The Trust and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Trust.

         The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares (the "Class A Plan") and a plan of distribution with respect to Class B shares (the "Class B Plan") (together, the "Plans").

         Class A Plan

         Pursuant to the Class A Plan, the Trust may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Trust pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of 0.25% of the Trust's average annual net assets attributable to Class A shares. The Plan does not provide for the carryover of reimbursable expenses beyond twelve months from the date they are incurred.


         Class B Plan

         The Class B Plan provides that the Trust shall pay PFD, as the Trust's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Trust's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Trust's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Trust's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first- year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the Trust with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Trust. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution- related services or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distribution Plans" in the Prospectus.) When the broker-dealer effecting the sale of Class B shares waives its right to receive commissions on such sales, PFD may cause the distribution fees described above to be paid to that broker-dealer.


         General

         In accordance with the terms of the Plans, PFD provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.


         No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Trust and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Trust and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Trust affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective class of the Trust. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).


         During the fiscal year ended November 30, 1996, the Trust incurred total distribution fees pursuant to the Class A and Class B Plans of $127,915 and $37,792, respectively. Distribution fees were paid by the Trust to PFD in reimbursement of expenses related to compensating dealers and sales personnel.

         Redemptions of each class of shares may be subject to a CDSC. A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates starting at 2.0%, which are based on the lower of the cost or market value of the shares being redeemed. Proceeds of the CDSC are paid to PFD. For the fiscal year ended November 30, 1996, CDSCs in the amount of $14,647 were paid to PFD. Such CDSCs are paid to PFD in reimbursement of expenses related to servicing of shareholders accounts and compensation paid to dealers and sales personnel (as described in "How to Buy Trust Shares" in the Prospectus).


5.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Trust has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Trust. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Trust, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Trust; (ii) distributing dividends and capital gains associated with Trust portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


         PSC receives an annual fee of $30.00 per Class A and Class B shareholder account from the Trust as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Trust may compensate entities which have agreed to provide certain subaccounting services such as specific transaction processing and recordkeeping services. Any such payments by the Trust would be in lieu of the per account fee which would otherwise be paid by the Trust to PSC.


6.       CUSTODIAN


         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The Custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell. The Trust may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.


7.       PRINCIPAL UNDERWRITER

         PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Trust in connection with the continuous offering of its shares.


         The Trust will not generally issue Trust shares for consideration other than cash. At the Trust's sole discretion, however, it may issue Trust shares for consideration other than cash in connection with an acquisition of portfolio securities or a merger or other reorganization.


         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Trust's net asset value during any 90-day period for any one shareholder.


         During the fiscal years ended November 30, 1996, 1995 and 1994, net underwriting commissions retained by PFD in connection with its offering of Trust shares were approximately $21,000, $24,247 and $49,173, respectively. Commissions reallowed to dealers by PFD in the same periods were approximately $94,000, $107,008 and $257,537, respectively.


8.       INDEPENDENT PUBLIC ACCOUNTANTS


         Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9.       PORTFOLIO TRANSACTIONS

         The Trust intends to fully manage its portfolio by buying and selling securities, as well as holding securities to maturity. In managing its portfolio, the Trust seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

                 (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

                 (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize yield;

                 (3) selling one type of debt security and buying another when disparities arise in the relative values of each; and

                 (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

         The Trust engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving the Trust's investment objective.

         Decisions relating to the purchase and sale of securities for the Trust, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates are made by officers of PMC.

         The primary consideration in placing portfolio security transactions is execution at the most favorable prices. PMC has complete freedom as to the markets in which and thebroker-dealers through which it seeks this result. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. PMC attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Trust. PMC normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere.


         Subject to the requirement of seeking execution at the best available price, securities may, as authorized by PMC's management contract, be bought from or sold to dealers who furnish statistical research and other information or services to PMC and the Trust, or who sell shares of any of the Pioneer mutual funds. Brokerage and research services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analyses, manuals and reports concerning issuers, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information. PMC maintains a listing of dealers who provide such services on a regular basis. Management believes that no exact dollar value can be calculated for such services.

         The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust and review the dealer spreads paid by the Trust over representative periods of time to determine if they are reasonable in relation to the benefits to the Trust.

         The Trust is managed by PMC which also serves as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Trust. Securities frequently meet the investment objectives of the Trust, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Trust, another mutual fund in the Pioneer group or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Trust or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.


         During the fiscal years ended November 30, 1996, 1995 and 1994, the Trust paid no brokerage or underwriting commissions.


10.      TAX STATUS

         It is the Trust's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Trust's income, the diversification of its assets and the distribution of its income to shareholders. If the Trust meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Trust will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, the Trust must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other positions held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional shares, are taxable to the Trust's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Trust have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Trust in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Trust in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Trust's investments in stock or securities may need to be limited in order to enable the Trust to satisfy the limitations described in the second paragraph above that are applicable to the income or gains recognized by a regulated investment company. If the net foreign exchange loss for a year were to exceed the Trust's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Trust or its shareholders in future years.

         If the Trust acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Trust could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Trust is timely distributed to its shareholders. The Trust would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Trust to recognize taxable income or gain without the concurrent receipt of cash. The Trust may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         If the Trust invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, the Trust is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Trust and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Trust had no capital loss carryforwards.

         At the time of an investor's purchase of Trust shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Trust's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Trust (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Certain foreign currency forward contracts may cause the Trust to recognize gains or losses from marking-to-market at the end of its taxable year even though such forward contracts may not have been performed or closed out. Forward contracts relating to foreign currency are subject to Section 988, as described above, and accordingly generally produce ordinary income or loss. Losses on certain forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Trust's risk of loss is substantially diminished by one or more forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to forward contracts and straddles may affect the amount, timing and character of the Trust's income and losses and hence of its distributions to shareholders.

         The Trust's dividends and distributions will generally not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

         The Trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Trust does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Trust, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Trust's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Trust will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Trust may in its sole discretion provide relevant information to shareholders.

         Federal law requires that the Trust withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         If, as anticipated, the Trust qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Trust and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Trust. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.



11.      DESCRIPTION OF SHARES

         The Trust's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Trust, Class A shares and Class B shares. Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of the Trust, the shareholders of each class are entitled to share pro rata in the Trust's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         The shares of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of the Trust vote together as a class on matters that affect the Trust in substantially the same manner. As to matters affecting a single class, shares of such class will vote separately.

         Although Trustees are not elected annually by the shareholders, shareholders holding 10% or more of the outstanding shares of the Trust may cause the Trust to hold a meeting of shareholders for the purpose of voting upon the question of the removal of one or more trustees. Removal shall require the affirmative vote of the holders of two-thirds of the shares of the Trust outstanding and entitled to vote at a meeting called for such purpose. No amendment that adversely affects the rights of shareholders may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."

12.      CERTAIN LIABILITIES


         As a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust dated April 30, 1992, a copy of which is on file with the Office of the Secretary of State of the Commonwealth of Massachusetts.Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust or any series of the Trust and provides that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself will be unable to meet its obligations. In light of the nature of the Trust's business and the nature and amount of its assets, the possibility of the Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.


         The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Trust is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Trust is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Trust is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Trust become effective and no shares are tendered for redemption.

         The net asset value per share of each class of the Trust is computed by taking the value of all of its assets, less the Trust's liabilities attributable to the class, and dividing it by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Trust are accrued daily.


         The Board of Trustees has directed that the fair market value of the Trust's assets should be determined as follows. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations, to recommend valuations for normal institutional-sized trading units of debt securities. In addition, the Board has instructed advisory personnel not to rely exclusively on this pricing service if the fair market value of certain securities may be more accurately determined on the basis of information available from other sources. Temporary cash investments are valued at cost, which approximates market value.

         The Trust's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B shares are offered at net asset value without the imposition of an initial sales charge.

14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Trust deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Trust having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent by check to the applicant, or any person designated by the applicant. A designation of a third party to receive checks subsequent to opening an account requires an acceptable signature guarantee. Withdrawals under a SWP from Class B share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the prospectus.


         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. Share redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of PSC for maintaining SWPs are paid by the Trust.

15.      LETTER OF INTENTION


         A Letter of Intent (a "Letter") may be established by completing the Letter of Intent section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. A Letter of Intent is not a binding obligation upon the investor to purchase, or the Trust to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the Letter of Intention and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the Letter of Intention to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the Letter of Intention.

         If the total purchases, less redemptions, are less than the amount specified under the Letter of Intention, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the Letter of Intention section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

         See "How to Buy Trust Shares" in the Prospectus for more information.

16.      INVESTMENT RESULTS

         The Trust's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

         Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Trust may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Trust may compare its yield to the Shearson Lehman Hutton Government Index, U.S. Government bond rates, or other comparable indices or investment vehicles.


         In addition, the performance of the classes of the Trust may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Trust is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Block Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.


         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature, or in reports to shareholders of the Trust.


         In representing investment results of a class, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest; (b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         Standardized Yield Quotations

         The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                       a-b
                         YIELD = 2[ ( ----- +1)(6)-1]
                                       cd

Where: a    =   interest earned during the period

       b    =   net expenses accrued for the period

       c    =   the average daily number of shares outstanding during the period that were entitled to receive dividends
       d    =   the maximum offering price per share on the last day of the period

         For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the Trust is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

        (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

        (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

        (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Trust accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Trust may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

         For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the Trust's portfolio each day that the obligation is in the portfolio. Expenses of a class accrued during any base period, if any, pursuant to the respective Distribution Plan are included among the expenses accrued during the base period.


         The yield on Class A and Class B shares of the Trust for the 30-day period ended November 30, 1996 computed as above was 5.14% and 4.44%, respectively, except that absent expense limitations, the yield on Class A and Class B shares of the Fund would have been 4.76% and 4.11%, respectively.

         Standardized Average Annual Total Return Quotations and Other Peformance Quotations

         One of the primary methods used to measure the performance of a class of the Trust is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the class, over any period up to the lifetime of the class. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will not usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages or by reference to historical information depicting the value of a hypothetical account in the Trust since the Trust's inception. Past performance cannot guarantee any particular future result.


         Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                     P(1+T)(n)        =       ERV

Where:  P        =   a hypothetical initial payment of $1,000, less the maximum sales load of $25 for Class A shares or the deduction of the CDSC on Class B shares at the end of the period.

         T       =   average annual total return

         n       =   number of years

         ERV     =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         For purposes of the above computation, it is assumed that the maximum sales charge of 2.5% was deducted from the initial investment and that all dividends and distributions made by the Trust are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular Class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Class' mean account size.

         The average annual total returns for period ending November 30, 1996 were:

                    1 Year     5 Years    10 Years    Life-of-Fund
                    ------     -------    --------    ------------

Class A Shares      2.53%      N/A        N/A         4.50% *
Class B Shares**    2.40%      N/A        N/A         4.51%

*        Commencement of operations, August 10, 1992.
**       Class B shares were first offered on April 4, 1994.

         Class A share results reflect the maximum sales charge of 2.50%. Class B share results reflect the effect of the CDSC that would have been charged if shares were redeemed at the end of each period. If PMC's voluntary fee and expense reduction agreement had not been in place, total return would have been lower.


Automated Information Line

         FactFone(SM), Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

         o       net asset value prices for all Pioneer mutual funds;

         o       annualized 30-day yields on Pioneer's fixed-income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

         o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFone(SM)" in the Prospectus for more information.


         All performance numbers communicated through FactFone(SM) represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A and Class B shares (except for Pioneer's money market fund, which seeks a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


 17.     FINANCIAL STATEMENTS


         The Trust's audited financial statements for the year ended November 30, 1996 are included in the Trust's Annual Report to Shareholders, which report is incorporated by reference into and attached to this Statement of Additional Information. The Trust's Annual Report to Shareholders is so incorporated and attached in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                                   APPENDIX A

                         Description of Bond Ratings(1)

                       Moody's Investor's Service, Inc.(2)

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors givingsecurity to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                        Standard & Poor's Corporation(3)


AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.



------------
(1) The ratings described below are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Trust's fiscal year-end.
(2) Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.
(3) Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                         Pioneer Short-Term Income Trust

                                 Class A Shares

                                                                              Net Asset     Initial Net
                 Initial      Offering      Sales Charge        Shares          Value          Asset
    Date        Investment      Price         Included         Purchased      Per Share        Value
   8/10/92       $10,000       $4.1000         2.50%           2,439.024         4.00        $9,750.00



                                 Value of Shares

                     Dividends and Capital Gains Reinvested

                           From             From Capital          From Dividends          Total
        Date            Investment         Gains Reinvested          Reinvested            Value
     12/31/92              $9,659                  $0                   $256              $9,915
     12/31/93             $11,237                  $0                   $863             $10,497
     12/31/94             $10,986                  $0                   $1395            $10,517
     12/31/95             $12,431                  $0                   $2190            $11,580
     12/31/96              14,604                  $0                   $2893            $12,088

                         Pioneer Short-Term Income Trust

                                 Class B Shares

                                                                              Net Asset     Initial Net
                 Initial      Offering      Sales Charge        Shares          Value          Asset
    Date        Investment      Price         Included         Purchased      Per Share        Value
   4/4/94        $10,000        $3.89          2.50%           2,570.69         $3.89         $10,000




                                 Value of Shares

                     Dividends and Capital Gains Reinvested

                   From Investment        From Capital          From Dividends     Deferred Sales    Total Value           CDSC
     Date                               Gains Reinvested          Reinvested           Charge        if Redeemed        Percentage
     ----                               ----------------          -----------          ------        -----------        ----------
  12/31/94              $9,589                  $0                   $385               $192            $9,782             2.00%
  12/31/95              $9,897                  $0                  $1,021              $198            $10,720            2.00%
  12/31/96              $9,666                  $0                  $1,640              $97             $11,209            1.00%

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500

This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE

This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX

This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION

The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


LONG-TERM U.S. GOVERNMENT BONDS

The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS

Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI

Morgan Stanley Capital International Indices, developed by the Capital International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:

Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EMERGING MARKET FREE INDEX are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs

Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS

For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS

For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX

All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX

Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX

The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX

The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.


LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

BANK SAVINGS ACCOUNT

Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------


Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------


Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99
Dec 1996   23.07       28.84       17.62        3.58       23.96    21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------


Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------


Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60
Dec 1996    -0.93           2.10            6.05      5.21     1.40       5.21

                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30






                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------

Dec 1972         8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981         6.00         2.03           7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A             11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64           1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16        5.68          20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51         -33.46          -5.12          0.66           10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57          -2.05          7.32             4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89          5.21             5.24
Dec 1996         35.26        16.53         36.87           19.20          13.01          6.03             4.95





Source:  Lipper

                                   APPENDIX C


                         ADDITIONAL PIONEER INFORMATION


         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.

                         PIONEER SHORT-TERM INCOME TRUST


                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

                   (a)     Financial Statements:


          The financial highlights of the Registrant are included in Part A of the Registration Statement and the financial statements of the Registrant are incorporated by reference into Part B of the Registration Statement from the 1996 Annual Report to Shareholders for the year ended November 30, 1996 (filed electronically on January 28, 1997; file no. 33-47613; accession number 0000887228-97-000009).


                   (b)     Exhibits:

          1.1      Declaration of Trust*

          1.2      Establishment and Designation of Classes*

          2.       By-Laws*

          3.       None

          4.       Specimen Stock Certificate*

          5.       Form of Management Contract*

          6.1      Form of Underwriting Agreement*

          6.2      Form of Dealer Sales Agreement*

          7.       None

          8.       Form of Custodian Agreement*

          9.       Form of Investment Company Service Agreement*


          10.      Opinion of Hale and Dorr LLP**


          11.      Consent of Independent Public Accountants+

          12.      None

          13.      Stock Purchase Agreement*

          14.      None

          15.1     Amended Form of Distribution Plan*

          15.2     Form of Class B Rule 12b-1 Distribution Plan*

          16.1     Schedule of Computation of Total Return*

          16.2     Schedule of Computation of Yield*

          17.      Financial Data Schedule+


          18.      Rule 18f-3 Plan Convering Two Classes of Shares+


          19.      Powers of Attorney*

          ---------------


          * Incorporated by reference from the Registrant's Registration Statement on Form N-1A (File No. 33-47613 and 811-6657) as filed electronically with the Securities and Exchange Commission as Post-Effective Amendment No. 3 on March 29, 1995.

          ** Incorporated by reference from the Registrant's Registration Statement on Form N-1A (File No. 33-47613 and 811-6657) as filed electronically with the Securities and Exchange Commission as Post-Effective Amendment No. 4 on March 29, 1996.


          + Filed electronically herewith in accordance with EDGAR requirements.

Item 25. Persons Controlled By or Under
                  Common Control With Registrant

                                                   PERCENT   STATE/COUNTRY
                                                     OF          OF
                  COMPANY               OWNED BY    SHARES   INCORPORATION
                  -------               --------    ------   -------------

Pioneering Management Corp. (PMC)           PGI      100%          DE

Pioneering Services Corp. (PSC)             PGI      100%          MA
Pioneer Capital Corp. (PCC)                 PGI      100%          MA
Pioneer Funds Marketing GmbH (GmbH)         PGI      100%          MA
Pioneer SBIC Corp. (SBIC)                   PGI      100%          MA
Pioneer Associates, Inc. (PAI)              PGI      100%          MA
Pioneer International Corp. (PInt)          PGI      100%          MA
Pioneer Plans Corp. (PPC)                   PGI      100%          MA
Pioneer Goldfields Ltd (PGL)                PGI      100%          MA
Pioneer Investments Corp. (PIC)             PGI      100%          MA
Pioneer Metals and Technology, Inc.(PMT)    PGI      100%          DE
Pioneer First Polish Trust Fund
  Joint Stock Co. (First Polish)            PGI      100%        Poland
Teberebie Goldfields Ltd. (TGL)             PGI       90%         Ghana
Pioneer Funds Distributor, Inc. (PFD)       PMC      100%          MA
SBIC's outstanding capital stock            PCC      100%          MA

THE FUNDS:  All are parties to management contracts with PMC.


                                          BUSINESS
         FUND                              TRUST

Pioneer World Equity Fund                   DE
Pioneer International Growth Fund           MA
Pioneer Europe Fund                         MA
Pioneer Emerging Markets Fund               DE
Pioneer India Fund                          DE
Pioneer Growth Trust                        MA
Pioneer Mid-Cap Fund                        DE
Pioneer Micro-Cap Fund                      DE
Pioneer Growth Shares                       DE
Pioneer Small Company Fund                  DE
Pioneer Fund                                MA
Pioneer II                                  MA
Pioneer Real Estate Shares                  DE
Pioneer Short-Term Income Trust             MA
Pioneer America Income Trust                MA
Pioneer Bond Fund                           MA
Pioneer Balanced Fund                       DE
Pioneer Intermediate Tax-Free Fund          MA
Pioneer Tax-Free Income Fund                DE
Pioneer Money Market Trust                  DE
Pioneer Variable Contracts Trust            DE
Pioneer Interest Shares, Inc.               DE

OTHER:


[bullet] SBIC is the sole general partner of Pioneer Ventures Limited
         Partnership, a Massachusetts limited partnership.

[bullet] ITI Pioneer AMC Ltd. (ITI Pioneer) (Indian Corp.), is a joint venture between PMC and Investment Trust of India Ltd. (ITI) (Indian Corp.)

[bullet] ITI and PMC own approximately 46% and 49%, respectively, of the total equity capital of ITI Pioneer.

                               JOHN F. COGAN, JR.

OWNS APPROXIMATELY 14% OF THE OUTSTANDING SHARES OF PGI.

                                            TRUSTEE/
         ENTITY   CHAIRMAN    PRESIDENT     DIRECTOR          OTHER
         ------   --------    ---------     --------          -----

Pioneer Family
  of Mutual Funds    X                         X                X

PGL                  X                         X                X

PGI                  X                         X                X

PPC                                            X                X

PIC                                            X                X

PIntl                                          X                X

PMT                                            X                X

PCC                                                             X

PSC                                                             X

PMC                   X                                         X

PFD                   X                                         X

TGL                   X                                         X

First Polish          X                                     Member of
                                                            Supervisory
                                                            Board

Hale and Dorr LLP                                           Partner

GmbH                                                        Chairman of
                                                            Supervisory
                                                            Board

Item 26.  Number of Holders of Securities

                  The following table sets forth the approximate number of recordholders of each class of securities of the Registrant as of February 28, 1997:


                                                   Class A         Class B
                                                   -------         -------
                  Number of Record Holders:         2,449            284



Item 27. Indemnification

                  Except for the Declaration of Trust dated April 30, 1992, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

                  All of the information required by this item is set forth in the Forms ADV, as amended, of the Registrant's Manager, Pioneering Management Corporation. The following sections of each such Form ADV are incorporated herein by reference:

                  (a) Items 1 and 2 of Part 2;

                  (b) Section IV, Business Background, of
                      each Schedule D.

Item 29. Principal Underwriter

                  (a)  See Item 25 above.

                  (b)      Directors and Officers of PFD:

                           Positions and Offices     Positions and Offices
Name                       with Underwriter          with Registrant
----                       ----------------          ---------------

John F. Cogan, Jr.         Director and Chairman     Chairman of the Board,
                                                     President and Trustee

Robert L. Butler           Director and President    None

David D. Tripple           Director                  Executive Vice
                                                     President and Trustee

Steven M. Graziano         Senior                    None
                           Vice President

Stephen W. Long            Senior                    None
                           Vice President

John W. Drachman           Vice President            None

Mary Kleeman               Vice President            None

Barry G. Knight            Vice President            None

William A. Misata          Vice President            None

Anne W. Patenaude          Vice President            None

Elizabeth B. Bennett       Vice President            None

Gail A. Smyth              Vice President            None

Constance D. Spiros        Vice President            None

Marcy L. Supovitz          Vice President            None

Steven R. Berke            Assistant                 None
                           Vice President

Mary Sue Hoban             Assistant                 None
                           Vice President

William H. Keough          Treasurer                 Treasurer

Roy P. Rossi               Assistant Treasurer       None

Joseph P. Barri            Clerk                     Secretary

Robert P. Nault            Assistant Clerk           Assistant Secretary


         (c)      Not applicable.


Item 30. Location of Accounts and Records

                  The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

Item 31. Management Services

                  The Registrant is a party to one contract, described in the Prospectus and the Statement of Additional Information, under which it receives management and advisory services from Pioneering Management Corporation.

Item 32. Undertakings

                  (A)      None.

                  (B)      None.

                  (C) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's annual report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 5 to its Registration Statement (the "Amendment") (which meets all the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and the Securities Act of 1933) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 27th day of March, 1997.

                                           PIONEER SHORT-TERM INCOME TRUST



                                      By:  /s/ John F. Cogan, Jr.
                                           ----------------------
                                               John F. Cogan, Jr.
                                               Chairman


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement of Pioneer Short-Term Income Trust (File Nos. 33-47613; 811-6657) has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                     Title
         ---------                     -----

/s/ John F. Cogan, Jr.*                Chairman of the Board     )
------------------------------------   and President (Principal  )
    John F. Cogan, Jr.                 Executive Officer)        )
                                                                 )

                                                                 )
/s/ William H. Keough*                 Chief Financial Officer   )
------------------------------------   and Treasurer (Principal  )
    William H. Keough, Treasurer       Financial and Accounting  )
                                       Officer)                  )


                                        March 27, 1997




A MAJORITY OF THE BOARD OF TRUSTEES:

/s/ John F. Cogan, Jr.*                                          )
------------------------------------                             )
    John F. Cogan, Jr.                                           )
                                                                 )
                                                                 )
/s/ Richard H. Egdahl, M.D.*                                     )
------------------------------------                             )
    Richard H. Egdahl, M.D.*                                     )
                                                                 )
                                                                 )
/s/ Margaret B.W. Graham*                                        )
------------------------------------                             )
    Margaret B.W. Graham                                         )
                                                                 )
                                                                 )
/s/ John W. Kendrick*                                            )  March 27,
------------------------------------                             )    1997
    John W. Kendrick                                             )
                                                                 )
                                                                 )
/s/ Marguerite A. Piret*                                         )
------------------------------------                             )
    Marguerite A. Piret                                          )
                                                                 )
                                                                 )
/s/ David D. Tripple*                                            )
------------------------------------                             )
    David D. Tripple                                             )
                                                                 )
                                                                 )
/s/ Stephen K. West*                                             )
------------------------------------                             )
    Stephen K. West                                              )
                                                                 )
                                                                 )
/s/ John Winthrop*                                               )
------------------------------------                             )
    John Winthrop                                                )
                                                                 )
                                                                 )

*By:     /s/ John F. Cogan Jr.
         -------------------------
             John F. Cogan Jr.
             Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit
Number   Document Title

11.      Consent of Independent Public Accountants

17.      Financial Data Schedule


18.      Rule 18f-3 Plan